                                                                   EXHIBIT 10.10
                       FECHTOR, DETWILER, MITCHELL & CO.

                            STOCK OPTION AGREEMENT

     This certifies that, for value received, George Simpkins ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

I.   GRANT INFORMATION

Date of Grant:                     December 14, 2000

Name of Option Holder:             George Simpkins

Type of Option:                    Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:       131,250

Exercise Price per Share:          $0.6875 USD

Vesting Start Date:                Date of Grant

Vesting Schedule:                  Subject to the attached Terms and Conditions,
                                   131,250 of the Shares subject to the Option shall vest 33.33% on the first and second anniversaries of the Vesting Start Date and 33.34% of the Shares subject to the Option shall vest on the third anniversary of the Vesting Start Date, all in accordance with the terms hereof. Accordingly, on the third anniversary of the Vesting Start Date, 100% of the Shares subject to the Option shall be vested, provided all of the requirements for vesting hereunder have been met.

II.  TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co.
(UK) Limited (the "Company") (or any subsidiary), as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the fifth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

               (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

               (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

               (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

               (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4. Exercise of Option.

               (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)   Form of Payment. When you submit Exhibit A, you must
                                                      ---------
     include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

               Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

               (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

          (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (1)     The number of shares subject to the Option; or

          (2)     The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

          (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

          (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.



     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.

Option Holder:            /s/ George Simpkins
              ------------------------------------------------------------------
                                  (Signature)

Company:                  /s/ Robert Jeffords
         -----------------------------------------------------------------------

                                  (Signature)

Title:         Assistant Secretary
      --------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                            STOCK OPTION AGREEMENT

     This certifies that, for value received, George Simpkins ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

III. GRANT INFORMATION.

Date of Grant:                December 14, 2000

Name of Option Holder:        George Simpkins

Type of Option:               Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:  306,250

Exercise Price per Share:     $0.6875 USD

Vesting Start Date:           Date of Grant

Vesting Schedule:             Subject to the attached Terms and Conditions, 100%
                              of the 306,250 Shares will vest on the fifth anniversary date of the date of grant.
                              Notwithstanding the immediately preceding sentence, vesting of such Option shall accelerate and such Shares shall vest in three equal, annual installments commencing upon the conclusion of the Start-up Period (as that term is defined in the Agreement between FEDM and Option Holder entered into on December 14, 2000 (the "FEDM Agreement")
                              (i.e., the first installment would vest on the first anniversary of the conclusion of the Start-up Period) if Commission Revenues (as that term is defined in the FEDM Agreement) generated by the Company (as defined below) as determined using the first twelve individual months of the Start-up
                              Period (as that term is defined in the FEDM
                              Agreement) exceeds $5,000,000.

IV.  TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co.
(UK) Limited (the "Company") (or any subsidiary), as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

               (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

               (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

               (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

               (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4. Exercise of Option.

               (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)   Form of Payment. When you submit Exhibit A, you must
                                                      ---------
     include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

               Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

               (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

               (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (1)         The number of shares subject to the Option; or

               (2)         The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

               (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

               (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

               (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.


     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ George Simpkins
               -----------------------------------------------------------------
                                  (Signature)

Company:           /s/ Robert Jeffords
         -----------------------------------------------------------------------

                                  (Signature)


Title:         Assistant Secretary
       ------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                    START-UP PERIOD STOCK OPTION AGREEMENT

     This certifies that, for value received, George Simpkins ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. All capitalized terms used but not defined herein shall have the meanings set forth in Option Holder's Employment Agreement.

V.   GRANT INFORMATION.

Date of Grant:                 December 14, 2000

Name of Option Holder:         George Simpkins

Type of Option:                Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:   437,500

Exercise Price per Share:      $0.6875 USD

Vesting Start Date:            Date of Grant

Vesting Schedule:              Subject to the attached Terms and Conditions,
                               100% of the Shares subject to the Option shall
                               vest on the fifth anniversary of the Vesting
                               Start Date, provided, however, vesting of this
                               Option shall accelerate and such Shares shall
                               vest in three equal, annual installments
                               commencing upon the conclusion of the Start-up
                               Period (as defined below) (i.e., the first
                                                          ----
                               installment would vest on the first anniversary of the conclusion of the Start-up Period) if certain Commission Revenues are generated by Detwiler, Mitchell & Co. (UK) Limited (the
                               "Company") over the 12 highest individual months of the Start-up Period as follows:

    Commission Revenues Generated by             Cumulative Number of Options to
the Company Over the 12 Highest Individual           Purchase FEDM Stock :
       Months of Start-up Period:

Equal to or greater than $5,000,000                           218,750
but less than $6,000,000

Equal to or greater than $6,000,000                           262,500
but less than $7,000,000

Equal or greater than $7,000,000                              306,250
but less than $8,000,000

Equal to or greater than $8,000,000                           350,000
but less than $9,000,000

Equal to or greater than $9,000,000                           393,750
but less than $10,000,000

Greater than $10,000,000                                      437,500



The Commission Revenues (as defined in the Agreement between FEDM and Option Holder entered into on December 14, 2000 (the "FEDM Agreement")) are determined by using the twelve individual months within the Start-up Period (as defined below) that have the highest Commission Revenues. In the event of acceleration of vesting of any Shares pursuant to this schedule, no additional Shares shall vest on the fifth anniversary of the Vesting Start Date. Start-up Period means the eighteen month period commencing on the first day of the month which immediately follows the date upon which the Company is able to commence its sales activities pursuant to valid Licensing as defined in the FEDM Agreement.

VI.  TERMS AND CONDITIONS


     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

               (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

               (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

             For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement;
     (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

               (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

               (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

             "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option


               (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the

     Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)  Form of Payment. When you submit Exhibit A, you must include
                                                     ---------
     payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

                    (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs
                                                  ---------
     Election") providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

               (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Company shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (1)       The number of shares subject to the Option; or

               (2)       The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

               (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

               (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

               (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

                            (Signatures on Page 7)

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.

     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/George Simpkins
               -----------------------------------------------------------------
                                  (Signature)

Company:            /s/Robert Jeffords
         -----------------------------------------------------------------------


                                  (Signature)


Title:         Assistant Secretary
       -------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                            STOCK OPTION AGREEMENT

     This certifies that, for value received, Philip Routledge ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

VII. GRANT INFORMATION.

Date of Grant:                 December 14, 2000

Name of Option Holder:         Philip Routledge

Type of Option:                Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:   15,000

Exercise Price per Share:      $0.6875 USD

Vesting Start Date:            Date of Grant

Vesting Schedule:              Subject to the attached Terms and Conditions,
                               15,000 of the Shares subject to the Option shall vest 33.33% on the first and second anniversaries of the Vesting Start Date and 33.34% of the Shares subject to the Option shall vest on the third anniversary of the Vesting Start Date, all in accordance with the terms hereof. Accordingly, on the third anniversary of the Vesting Start
                               Date, 100% of the Shares subject to the Option shall be vested, provided all of the requirements for vesting hereunder have been met.

VIII. TERMS AND CONDITIONS

      1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

      2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co. (UK) Limited (the "Company") (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

      3. Term of Option. Your Option expires on the day before the fifth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

               (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

               (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

            For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement;
     (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

               (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

               (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option.

               (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)  Form of Payment. When you submit Exhibit A, you must include
                                                     ---------
     payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

               Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

               (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

                    (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                    (1)       The number of shares subject to the Option; or

                    (2)       The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                    (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

                    (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

                    (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.



     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Philip Routledge
               -----------------------------------------------------------------
                                  (Signature)

Company:            /s/ Robert Jeffords
         -----------------------------------------------------------------------

                                  (Signature)


Title:         Assistant Secretary
       -------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                            STOCK OPTION AGREEMENT

     This certifies that, for value received, Philip Routledge ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

IX.  GRANT INFORMATION.

Date of Grant:                 December 14, 2000

Name of Option Holder:         Philip Routledge

Type of Option:                Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:   35,000

Exercise Price per Share:      $0.6875 USD

Vesting Start Date:            Date of Grant

Vesting Schedule:              Subject to the attached Terms and Conditions,
                               100% of the 35,000 will vest on the fifth anniversary date of the date of grant.
                               Notwithstanding the immediately preceding sentence, vesting of such Option shall accelerate and such Shares shall vest in three equal, annual installments commencing upon the conclusion of the Start-up Period (as that term is defined in the Agreement between FEDM and George Simpkins entered into on December 14, 2000 (the "FEDM
                               Agreement") (i.e., the first installment would vest on the first anniversary of the conclusion of the Start-up Period) if Commission Revenues
                               (as that term is defined in the FEDM Agreement) generated by the Company (as defined below) as determined using the highest twelve individual months of the Start-up Period (as that term is defined in the FEDM Agreement) exceeds
                               $5,000,000.

X.   TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co. (UK) Limited (the "Company") (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

                    (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

                    (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

               For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement;
     (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

                    (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

                    (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

               "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment .

     4.   Exercise of Option


                    (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

                    (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

                    (c)  Form of Payment.  When you submit Exhibit A, you must
                                                           ---------
     include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

               .    Your personal cheque, a cashier's cheque or a money order.

               . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

               Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

               (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

                    (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                    (1)  The number of shares subject to the Option; or

                    (2)  The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                    (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

                    (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

                    (1) The continuation of the Option, if the Company is a surviving corporation;

                    (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

                    (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

                    (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

                    (d)  Reservation of Rights.  Except as provided in this
     Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.



     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Philip Routledge
               ----------------------------------------------------------------
                                  (Signature)

Company:            /s/ Robert Jeffords
         ----------------------------------------------------------------------

                                  (Signature)

Title:         Assistant Secretary
       ------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                    START-UP PERIOD STOCK OPTION AGREEMENT

     This certifies that, for value received, Philip Routledge ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. All capitalized terms used but not defined herein shall have the meanings set forth in Option Holder's Employment Agreement.

XI.  GRANT INFORMATION.

Date of Grant:                December 14, 2000

Name of Option Holder:        Philip Routledge

Type of Option:               Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:  50,000

Exercise Price per Share:     $0.6875 USD

Vesting Start Date:           Date of Grant

Vesting Schedule:             Subject to the attached Terms and Conditions, 100%
                              of the Shares subject to the Option shall vest on
                              the fifth anniversary of the Vesting Start Date,
                              provided, however, vesting of this Option shall
                              accelerate and such Shares shall vest in three
                              equal, annual installments commencing upon the
                              conclusion of the Start-up Period (as defined
                              below) (i.e., the first installment would vest on
                                      ----
                              the first anniversary of the conclusion of the Start-up Period) if certain Commission Revenues are generated by Detwiler, Mitchell & Co. (UK)
                              Limited (the "Company") over the 12 highest individual months of the Start-up Period as follows:

     Commission Revenues Generated by        Cumulative Number of Options to
the Company Over the 12 Highest Individual        Purchase FEDM Stock:
        Months of Start-up Period:

Equal to or greater than $5,000,000                       25,000
but less than $6,000,000

Equal to or greater than $6,000,000                       30,000
but less than $7,000,000

Equal or greater than $7,000,000                          35,000
but less than $8,000,000

Equal to or greater than $8,000,000                       40,000
but less than $9,000,000

Equal to or greater than $9,000,000                       45,000
but less than $10,000,000

Greater than $10,000,000                                  50,000


The Commission Revenues (as defined in the Agreement between FEDM and George Simpkins entered into on December 14, 2000 (the "FEDM Agreement")) are determined by using the twelve individual months within the Start-up Period (as defined below) that have the highest Commission Revenues. In the event of acceleration of vesting of any Shares pursuant to this schedule, no additional Shares shall vest on the fifth anniversary of the Vesting Start Date. Start-up Period means the eighteen month period commencing on the first day of the month which immediately follows the date upon which the Company is able to commence its sales activities pursuant to valid Licensing as defined in the FEDM Agreement.

XII. TERMS AND CONDITIONS


     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

                    (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

                    (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

                    (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

                    (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option

                    (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the

     Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)  Form of Payment. When you submit Exhibit A, you must include
                                                     ---------
     payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms .

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

                    (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

                    (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Company shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                    (1)  The number of shares subject to the Option; or

                    (2)  The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                    (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

                    (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

                    (1) The continuation of the Option, if the Company is a surviving corporation;

                    (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

                    (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

                    (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

                    (d)  Reservation of Rights.  Except as provided in this
     Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

                             (Signatures on Page 7)

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.

     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Philip Routledge
               ----------------------------------------------------------------
                                  (Signature)

Company:            /s/Robert Jeffords
         ----------------------------------------------------------------------

                                  (Signature)

Title:         Assistant Secretary
       ------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                            STOCK OPTION AGREEMENT

     This certifies that, for value received, Dena Morrison ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

XIII.  GRANT INFORMATION.

Date of Grant:                December 14, 2000

Name of Option Holder:        Dena Morrison

Type of Option:               Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:  3,750

Exercise Price per Share:     $0.6875 USD

Vesting Start Date:           Date of Grant

Vesting Schedule:             Subject to the attached Terms and Conditions,
                              3,750 of the Shares subject to the Option shall vest 33.33% on the first and second anniversaries of the Vesting Start Date and 33.34% of the Shares subject to the Option shall vest on the third anniversary of the Vesting Start Date, all in accordance with the terms hereof. Accordingly, on the third anniversary of the Vesting Start Date, 100% of the Shares subject to the Option shall be vested, provided all of the requirements for vesting hereunder have been met.

XIV. TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co. (UK) Limited (the "Company") (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the fifth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

                    (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

                    (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

                    (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

                    (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option.

                    (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

                    (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

                    (c)  Form of Payment.  When you submit Exhibit A, you must
                                                           ---------
     include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

               .    Your personal cheque, a cashier's cheque or a money order.

               . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

                    Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

               . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

               . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

               .    Any other form of legal consideration approved by the Board.

                    (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

                    (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                    (1)  The number of shares subject to the Option; or

                    (2)  The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                    (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

                    (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

                    (1) The continuation of the Option, if the Company is a surviving corporation;

                    (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

                    (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

                    (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

                    (d)  Reservation of Rights.  Except as provided in this
     Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.



     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Dena Morrison
               ----------------------------------------------------------------
                                  (Signature)

Company:            /s/ Robert Jeffords
         ----------------------------------------------------------------------

                                  (Signature)

Title:         Assistant Secretary
       ------------------------------------------------------------------------

                       FECHTOR, DETWILER, MITCHELL & CO.

                             STOCK OPTION AGREEMENT

     This certifies that, for value received, Dena Morrison ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

XV.  GRANT INFORMATION.

Date of Grant:                December 14, 2000

Name of Option Holder:        Dena Morrison

Type of Option:               Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:  8,750

Exercise Price per Share:     $0.6875 USD

Vesting Start Date:           Date of Grant

Vesting Schedule:             Subject to the attached Terms and Conditions, 100%
                              of the 8,750 Shares will vest on the fifth anniversary date of the date of grant.
                              Notwithstanding the immediately preceding sentence, vesting of such Option shall accelerate and such Shares shall vest in three equal, annual installments commencing upon the conclusion of the Start-up Period (as that term is defined in the Agreement between FEDM and George Simpkins entered into on December 14, 2000 (the "FEDM Agreement")
                              (i.e., the first installment would vest on the first anniversary of the conclusion of the Start-up Period) if Commission Revenues (as that term is defined in the FEDM Agreement) generated by the Company (as defined below) as determined using the highest twelve individual months of the Start-up
                              Period (as that term is defined in the FEDM
                              Agreement) exceeds $5,000,000.

XVI. TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to Detwiler, Mitchell & Co. (UK) Limited (the "Company") (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

                    (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

                    (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

                    (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

                    (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option

                    (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

                    (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

                    (c) Form of Payment. When you submit Exhibit A, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

               .    Your personal cheque, a cashier's cheque or a money order.

               . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common

                    Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

               . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

               . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

               .    Any other form of legal consideration approved by the Board.

                    (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election") providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

               (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (1)     The number of shares subject to the Option; or

               (2)     The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

               (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

               (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

               (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales.

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.


     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Dena Morrison
               -----------------------------------------------------------------
                                  (Signature)

Company:            /s/ Robert Jeffords
         -----------------------------------------------------------------------

                                  (Signature)


Title:         Assistant Secretary
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                                      -6-

                       FECHTOR, DETWILER, MITCHELL & CO.

                    START-UP PERIOD STOCK OPTION AGREEMENT

     This certifies that, for value received, Dena Morrison ("Option Holder") shall have the right set forth herein (the "Option"), subject to the terms and conditions set forth below, to purchase from FECHTOR, DETWILER, MITCHELL & CO. ("FEDM"), in whole or in part that number of fully paid and nonassessable shares (the "Shares") of Common Stock of FEDM set forth in Section I below and at a purchase price per share (the "Exercise Price") set forth in Section I below. The number, character and Exercise Price of such Shares are subject to adjustment as provided in Section II(10) below and all references to "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. All capitalized terms used but not defined herein shall have the meanings set forth in Option Holder's Employment Agreement.

XVII.  GRANT INFORMATION.

Date of Grant:                     December 14, 2000

Name of Option Holder:             Dena Morrison

Type of Option:                    Nonstatutory ("NSO")

Number of Shares of Common
Stock Covered by the Option:       12,500

Exercise Price per Share:          $0.6875 USD

Vesting Start Date:                Date of Grant

Vesting Schedule:                  Subject to the attached Terms and Conditions,
                                   100% of the Shares subject to the Option
                                   shall vest on the fifth anniversary of the
                                   Vesting Start Date, provided, however,
                                   vesting of this Option shall accelerate and
                                   such Shares shall vest in three equal, annual
                                   installments commencing upon the conclusion
                                   of the Start-up Period (as defined below)
                                   (i.e., the first installment would vest on
                                    ----
                                   the first anniversary of the conclusion of the Start-up Period) if certain Commission
                                   Revenues are generated by Detwiler, Mitchell
                                   & Co. (UK) Limited (the "Company") over the
                                   12 highest individual months of the Start-up
                                   Period as follows:

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

      Commission Revenues Generated by        Cumulative Number of Options to
the Company Over the 12 Highest Individual        Purchase FEDM Stock:
        Months of Start-up Period:

Equal to or greater than $5,000,000                        6,250
but less than $6,000,000

Equal to or greater than $6,000,000                        7,500
but less than $7,000,000

Equal or greater than $7,000,000                           8,750
but less than $8,000,000

Equal to or greater than $8,000,000                       10,000
but less than $9,000,000

Equal to or greater than $9,000,000                       11,250
but less than $10,000,000

Greater than $10,000,000                                  12,500

The Commission Revenues (as defined in the Agreement between FEDM and George Simpkins entered into on December 14, 2000 (the "FEDM Agreement")) are determined by using the twelve individual months within the Start-up Period (as defined below) that have the highest Commission Revenues. In the event of acceleration of vesting of any Shares pursuant to this schedule, no additional Shares shall vest on the fifth anniversary of the Vesting Start Date. Start-up Period means the eighteen month period commencing on the first day of the month which immediately follows the date upon which the Company is able to commence its sales activities pursuant to valid Licensing as defined in the FEDM Agreement.

XVIII. TERMS AND CONDITIONS

       1. Vesting. Your Option vests during your Service on the dates specified in the vesting schedule on the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

       2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the FEDM Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the sixth anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

               (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

               (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

          For purposes of this Section, "Cause" means (i) your continued failure to perform substantially your duties as set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after your receipt of a written warning and have been given thirty (30) days to improve; (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement; (iii) conviction of or plea of nolo contendere to a felony; and (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

               (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

               (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option

          (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale and to comply with any such laws, regulations or policies deemed applicable to such exercise or sale by counsel to the Company. In particular, the

     Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. Notwithstanding the foregoing, if a limitation is imposed and such limitation would cause a forfeiture of your exercise right because your option would expire during such limitation period, then the vesting schedule and expiration date of your option shall be extended 30 days beyond the limitation period to allow for exercise of your option.

               (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise, attached hereto as Exhibit A. You must
                                                        ---------
     submit this form, together with full payment, at the address given on the form. Your Notice of Exercise must specify how many shares you wish to purchase. Your Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

               (c)  Form of Payment.  When you submit Exhibit A, you must
                    ---------------                   ---------
     include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal cheque, a cashier's cheque or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker or lender to pledge Common Stock, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

               (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of, or other dealing in, the Option or the sale of Common Stock acquired upon exercise of your Option. As a condition of grant of the Option, you shall complete an election in the form attached as Exhibit B (the "NICs Election")
                                         ---------
     providing for the transfer to you of the employer's liability to secondary national insurance contributions arising on the exercise of, or other dealing in, the Option.

     5. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the US Securities Act of 1933, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, charge, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty
(180) days and may be required by the underwriter as a condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 5, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     6. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     7. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     8. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     9. Stockholder Rights. You, or your estate or heirs, have no rights as a Stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     10.  Adjustments to Common Stock.

               (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Company shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (1)     The number of shares subject to the Option; or

               (2)     The Exercise Price under the outstanding Option.

Except as provided in this Section 10, you shall have no rights whatsoever as a result of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

               (b) Dissolution or Liquidation. To the extent not previously exercised, your Option shall terminate immediately prior to the dissolution or liquidation of the Company.

               (c) Reorganizations. If the Company is a party to a merger or other reorganization, your Option shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without your consent being required:

               (1) The continuation of the Option, if the Company is a surviving corporation;

               (2) The assumption of the outstanding Option by the surviving corporation or its parent or subsidiary;

               (3) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the Option; or

               (4) Full exercisability and/or vesting and/or accelerated expiration of the Option.

               (d) Reservation of Rights. Except as provided in this Section 10, you shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to your Option. The grant of your Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Applicable Law. This Agreement will be interpreted and enforced under the laws of England and Wales .

                            (Signatures on Page 7)

     This Agreement constitutes the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.

     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Notice of Exercise.


Option Holder:      /s/ Dena Morrison
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                                  (Signature)

Company:            /s/ Robert Jeffords
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                                  (Signature)


Title:         Assistant Secretary
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